UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 1, 2020

Crawford United Corporation

(Exact Name of Registrant as Specified in Charter)

Ohio	000-00147	34-0288470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10514 Dupont Avenue Cleveland, Ohio	44108
(Address of Principal Executive Offices)	(Zip Code)

(216) 541-8060

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act: None.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into Material Definitive Agreement.

Effective January 2, 2020, Crawford United Acquisition Company, LLC, an Ohio limited liability company (the “Company”), a wholly-owned subsidiary of Crawford United Corporation, completed the acquisition (the “Transaction”) of substantially all of the assets (the “Assets”) of MPI Products, Inc. (dba Marine Products International), an Ohio corporation and supplier of marine hose and marine accessories to boat builders and distributors (the “Seller”), pursuant to an Asset Purchase Agreement (the “Asset Purchase Agreement”) entered into as of January 1, 2020 by and among the Company, the Seller, the seller parties named therein (the “Seller Parties”) and the Seller Parties’ representative named therein (the “Sellers’ Representative”). Upon the closing of the Transaction, the Assets were transferred and assigned to the Company in consideration of the payment by the Company of an aggregate purchase price of $9.4 million, payable at closing, which is subject to certain post-closing adjustments based on working capital, indebtedness and selling expenses, as specified in the Asset Purchase Agreement, plus the assumption of specified liabilities of the Seller.

The Asset Purchase Agreement contains customary indemnification obligations of each party with respect to breaches of their respective representations, warranties and covenants, and certain other specified matters, which are subject to certain exceptions, terms and limitations described further in the Asset Purchase Agreement. The Asset Purchase Agreement contains certain customary post-closing covenants of the parties, including cooperation on tax and audit matters.

In connection with the closing of the Transaction, the Company and one of the Seller Parties entered into a consulting agreement pursuant to which such Seller Party agreed to provide certain transitional services with respect to the business of the Seller following the Transaction. In addition, under a Restrictive Covenant and Release Agreement entered into by and among the Company and each of the Seller Parties as required under the Asset Purchase Agreement, the Seller Parties agreed to certain nondisclosure obligations with respect to the business of the Seller and, for a period of five years, to certain non-competition obligations with respect to the business of the Seller and certain non-solicitation obligations with respect to the employees, consultants, licensors, customers, suppliers and contractors of the Seller.

The parties to the Transaction have made customary representations, warranties and covenants in the Asset Purchase Agreement. The representations, warranties and covenants set forth in the Asset Purchase Agreement have been made only for the purposes of such agreement and were solely for the benefit of the parties to the Asset Purchase Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures, may have been made for the purposes of allocating contractual risk between the parties to the Asset Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the Asset Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the Transaction, and not to provide investors with any other factual information regarding the parties or their respective businesses, and should be read in conjunction with the disclosures in the Company's periodic reports and other filings with the Securities and Exchange Commission.

Neither the Company nor any of its affiliates have had a material relationship with the Seller or the Seller Parties, other than in respect of the Asset Purchase Agreement and the agreements related thereto.

A copy of the Asset Purchase Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference. The foregoing description of the Asset Purchase Agreement is a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated in this Item 2.01 by reference.

Item 7.01. Regulation FD Disclosure.

On January 6, 2020, the Company issued a press release announcing the Transaction. A copy of the Company’s press release is furnished as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(a)         Financial statements of businesses acquired. The financial information required by Item 9.01(a) of this Current Report on Form 8-K has not been included with this filing and will be filed by amendment to this Current Report on Form 8-K not later than seventy-one (71) calendar days after the date that this Current Report on Form 8-K must be filed.

(b)        Pro forma financial information. The financial information required by Item 9.01(b) of this Current Report on Form 8-K has not been included with this filing and will be filed by amendment to this Current Report on Form 8-K not later than seventy-one (71) calendar days after the date that this Current Report on Form 8-K must be filed.

(d)         Exhibits.

Exhibit No.	Description of Exhibit

2.1*	Asset Purchase Agreement, entered into as of January 1, 2020, by and among the Company, the Seller, the Seller Parties and the Sellers’ Representative.

99.1	Press Release, dated January 6, 2020.

* Certain exhibits and schedules have been omitted and the Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted exhibits and schedules upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAWFORD UNITED CORPORATION

Date: January 7, 2020	/s/ Kelly J. Marek
Name: Kelly J. Marek
Its: Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit

2.1*	Asset Purchase Agreement, entered into as of January 1, 2020, by and among the Company, the Seller, the Seller Parties and the Sellers’ Representative.

99.1	Press Release, dated January 6, 2020.

* Certain exhibits and schedules have been omitted and the Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted exhibits and schedules upon request.

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